FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 1999


Available Amount to Note Holders:                                                             6,344,993.05

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                          --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                         --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                    607,809.69
          (b) Servicer Fees from current and prior Collection Period                             64,372.78
          (c) Servicing Charges inadvertently deposited in Collection Account                           --
(iv)      Current and unpaid Back-up Servicing Fees                                               2,574.91
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                          16,504.50
          Adjustment to prior month premium amount                                                      --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees               291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                 --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                       --
          Adjustment to prior month Class A-1 Note Interest                                             --
          Class A-2 Note Interest                                                               273,590.53
          Class A-3 Note Interest                                                               272,663.71
          Class A-4 Note Interest                                                               202,342.75
(ix)      Class B-1 Note Interest                                                                17,644.95
(x)       Letter of Credit Bank Fee and unpaid amounts                                            1,409.55
(xi)      Class B-2 Note Interest                                                                16,530.13
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                       --
          Class A-2 Principal Distribution Amount                                             4,502,268.69
          Class A-3 Principal Distribution Amount                                                       --
          Class A-4 Principal Distribution Amount                                                       --
(xiii)    Note Insuer Reimbursement Amount                                                              --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal          97,875.41
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal          97,875.41
(xvi)     Letter of Credit Reimbursement Amount                                                         --
(xvii)    Class B-3 Note Interest                                                                17,939.67
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal          97,875.41
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                 --
(xx)      Letter of Credit Additional Reimbursement Amount                                              --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                          --
(xxii)    Remaining Amount to Residual Holder                                                           --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                            --
          Class A-2 additional Principal Distribution Amount                                     52,030.05
          Class A-3 additional Principal Distribution Amount                                            --
          Class A-4 additional Principal Distribution Amount                                            --
          Class B-1 additional Principal Distribution Amount                                      1,131.09
          Class B-2 additional Principal Distribution Amount                                      1,131.09
          Class B-3 additional Principal Distribution Amount                                      1,131.09


          Reviewed By:



          ----------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JANUARY 1, 1999


                        Initial        Beginning         Base        Additional      Total          Ending          Ending
                       Principal       Principal       Principal     Principal     Principal       Principal      Certificate
        Class           Balance         Balance       Distribution  Distribution  Distribution      Balance         Factor
-----------------   --------------   --------------   ------------  ------------ -------------  ----------------  -----------
 Class A-1           32,998,000.00               --             --            --            --                --   0.0000000
 Class A-2           85,479,000.00    51,702,146.79   4,502,268.69     52,030.05  4,554,298.74     47,147,848.06   0.5515723
 Class A-3           51,527,000.00    51,527,000.00             --            --            --     51,527,000.00   1.0000000
 Class A-4           38,238,000.00    38,238,000.00                           --            --     38,238,000.00   1.0000000
-----------------   --------------   --------------   ------------  ------------ -------------  ----------------  -----------
   Total Class A    208,242,000.00   141,467,146.79   4,502,268.69     52,030.05  4,554,298.74    136,912,848.06   0.6574699
 Class B-1            4,527,000.00     3,075,372.76      97,875.41      1,131.09     99,006.49      2,976,366.27   0.6574699
 Class B-2            4,527,000.00     3,075,372.76      97,875.41      1,131.09     99,006.49      2,976,366.27   0.6574699
 Class B-3            4,527,000.00     3,075,372.76      97,875.41      1,131.09     99,006.49      2,976,366.27   0.6574699
                    --------------   --------------   ------------  ------------ -------------  ----------------
Total               221,823,000.00   150,693,265.07   4,795,894.90     55,423.31  4,851,318.22    145,841,946.85

ADCPB at end of Collection Period                                                                 149,600,890.52
                                                                                                ----------------
Excess of ending ADCPB over ending note balance                                                     3,758,943.67
Floor                                                                                               4,527,025.86
                                                                                                ----------------
  Difference                                                                                        (768,082.19)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 1999

AVAILABLE FUNDS
     Collection Account balance, as of December 31, 1998                                 3,328,113.61
     Investment earnings on amounts in Collection Account                                   10,773.84
     Payments due Collection Account from last 3 business days of Collection Period        334,980.12
     Additional contribution for terminated trade-ups and rebooked leases                    3,197.25
     Servicer Advance on current Determination Date                                      2,667,928.23
                                                                                        -------------
       Available Funds on Payment Date                                                   6,344,993.05
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,344,993.05
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              6,344,993.05
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                    607,809.69
     Unreimbursed Servicer Advances paid                                                   607,809.69
                                                                                        -------------
       Unreimbursed Servicer Advances remaining unpaid                                             --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              5,737,183.36
SERVICER FEES
     Servicer Fees due                                                                      64,372.78
     Servicer Fees paid                                                                     64,372.78
                                                                                        -------------
       Servicer Fees remaining unpaid                                                              --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              5,672,810.58
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              5,672,810.58
BACK-UP SERVICER FEES
     Back-up Servicer Fees due                                                               2,574.91
     Back-up Servicer Fees paid                                                              2,574.91
                                                                                        -------------
       Back-up Servicer Fees remaining unpaid                                                      --
                                                                                        -------------
 REMAINING AVAILABLE FUNDS                                                               5,670,235.67
PREMIUM AMOUNT
     Premium Amount due                                                                     16,504.50
     Premium Amount paid                                                                    16,504.50
                                                                                        -------------
       Premium Amount remaining unpaid                                                             --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              5,653,731.17
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                 291.67
     Indenture Trustee Fee paid                                                                291.67
                                                                                        -------------
       Indenture Trustee Fee remaining unpaid                                                      --
                                                                                        -------------
  REMAINING AVAILABLE FUNDS                                                              5,653,439.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                  --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                             75,000.00
                                                                               --------------
     Total Indenture Trustee Expenses paid                                                 --
                                                                               --------------
       Indenture Trustee Expenses unpaid                                                   --

REMAINING AVAILABLE FUNDS                                                        5,653,439.50
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                               --
     Class A-2 Note Interest                                                       273,590.53
     Class A-3 Note Interest                                                       272,663.71
     Class A-4 Note Interest                                                       202,342.75
                                                                               --------------
       Total Class A Interest due                                                  748,596.99
                                                                               --------------
REMAINING AVAILABLE FUNDS                                                        4,904,842.52
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                    17,644.95
     Class B-1 Note Interest paid                                                   17,644.95
                                                                               --------------
       Class B-1 Note Interest remaining unpaid                                            --
                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                      4,887,197.57
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
     Letter of Credit Bank Fee due                                                   1,409.55
     Letter of Credit Bank Fee paid                                                  1,409.55
                                                                               --------------
       Letter of Credit Bank Fee remaining unpaid                                          --
                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                      4,885,788.02
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                    16,530.13
     Class B-2 Note Interest paid                                                   16,530.13
                                                                               --------------
       Class B-2 Note Interest remaining unpaid                                            --
                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                      4,869,257.89
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                              4,502,268.69
     Class A Note Principal Balance as of preceding Payment Date               141,467,146.79
                                                                               --------------
     Class A Base Principal Distribution Amount paid                             4,502,268.69
                                                                               --------------
       Class A Base Principal Distribution Amount remaining unpaid                         --

     Class A-1 Note Principal Balance as of preceding Payment Date                         --
     Class A-1 Base Principal Distribution Amount paid                                     --
                                                                               --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                 --
                                                                               --------------

     Remaining Class A Base Principal Distribution Amount                        4,502,268.69
                                                                               --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 1999



     Class A-2 Note Principal Balance as of preceding Payment Date              51,702,146.79
     Class A-2 Base Principal Distribution Amount paid                           4,502,268.69
                                                                               --------------
       Class A-2 Note Principal Balance after distribution on Payment Date      47,199,878.11

     Remaining Class A Base Principal Distribution Amount                                  --
                                                                               --------------

     Class A-3 Note Principal Balance as of preceding Payment Date              51,527,000.00
     Class A-3 Base Principal Distribution Amount paid                                     --
                                                                               --------------
       Class A-3 Note Principal Balance after distribution on Payment Date      51,527,000.00

     Remaining Class A Base Principal Distribution Amount                                  --
                                                                               --------------

     Class A-4 Note Principal Balance as of preceding Payment Date              38,238,000.00
     Class A-4 Base Principal Distribution Amount paid                                     --
                                                                               --------------
       Class A-4 Note Principal Balance after distribution on Payment Date      38,238,000.00

  REMAINING AVAILABLE FUNDS                                                        366,989.21

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                  --
     Note Insuer Reimbursement Amount paid                                                 --
                                                                               --------------
       Note Insuer Reimbursement Amount remaining unpaid                                   --
  REMAINING AVAILABLE FUNDS                                                        366,989.21

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date               3,075,372.76
     Class B-1 Base Principal Distribution due                                      97,875.41
     Class B-1 Base Principal Distribution paid                                     97,875.41
                                                                               --------------
       Class B-1 Base Principal Distribution remaining unpaid                              --
       Class B-1 Note Principal Balance after distribution on Payment Date       2,977,497.35

  REMAINING AVAILABLE FUNDS                                                        269,113.80

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date               3,075,372.76
     Class B-2 Base Principal Distribution due                                      97,875.41
     Class B-2 Base Principal Distribution paid                                     97,875.41
                                                                               --------------
     Class B-2 Base Principal Distribution remaining unpaid                                --
     Class B-2 Note Principal Balance after distribution on Payment Date         2,977,497.35

REMAINING AVAILABLE FUNDS                                                          171,238.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 1999

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due                                            --
     Letter of Credit Reimbursement Amount paid                                           --
                                                                               -------------
       Letter of Credit Reimbursement Amount remaining unpaid                             --
  REMAINING AVAILABLE FUNDS                                                       171,238.39
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                   17,939.67
     Class B-3 Note Interest paid                                                  17,939.67
                                                                               -------------
       Class B-3 Note Interest remaining unpaid                                           --
                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                       153,298.72

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date              3,075,372.76
     Class B-3 Base Principal Distribution due                                     97,875.41
     Class B-3 Base Principal Distribution paid                                    97,875.41
                                                                               -------------
       Class B-3 Base Principal Distribution remaining unpaid                             --
       Class B-3 Note Principal Balance after distribution on Payment Date      2,977,497.35

  REMAINING AVAILABLE FUNDS                                                        55,423.31
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                          --
     Remaining Indenture Trustee Expenses paid                                            --
                                                                               -------------
       Remaining Indenture Trustee Expenses unpaid                                        --
  REMAINING AVAILABLE FUNDS                                                        55,423.31

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due                                 --
     Additional Letter of Credit Reimbursement Amount paid                                --
                                                                               -------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                    --
REMAINING AVAILABLE FUNDS                                                          55,423.31

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                             --
     Other Amounts Due Servicer under Servicing Agreement paid                            --
                                                                               -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                --
  REMAINING AVAILABLE FUNDS                                                        55,423.31

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR            823,505.50

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 1999


  REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                             55,423.31

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                          55,423.31
     Adjusted Principal Distribution Sharing Ratio                                         93.878%
                                                                                  ---------------
     Additional Principal Distribution to Class A                                       52,030.05

     Class A Note Principal Balance after payment above                            136,964,878.11
                                                                                  ---------------
     Class A additional Principal Distribution Amount paid                              52,030.05
                                                                                  ---------------
       Excess cash after payment of additional Class A Principal Distribution                  --

     Class A-1 Note Principal Balance after payment above                                      --
     Class A-1 additional Principal Distribution Amount paid                                   --
                                                                                  ---------------
       Class A-1 Note Principal Balance after distribution on Payment Date                     --
                                                                                  ---------------

     Remaining Class A additional Principal Distribution Amount                         52,030.05
                                                                                  ---------------

     Class A-2 Note Principal Balance after payment above                           47,199,878.11
     Class A-2 additional Principal Distribution Amount paid                            52,030.05
                                                                                  ---------------
       Class A-2 Note Principal Balance after distribution on Payment Date          47,147,848.06

     Remaining Class A additional Principal Distribution Amount                                --
                                                                                  ---------------

     Class A-3 Note Principal Balance after payment above                           51,527,000.00
     Class A-3 additional Principal Distribution Amount paid                                   --
                                                                                  ---------------
       Class A-3 Note Principal Balance after distribution on Payment Date          51,527,000.00

     Remaining Class A additional Principal Distribution Amount                                --
                                                                                  ---------------

     Class A-4 Note Principal Balance after payment above                           38,238,000.00
     Class A-4 additional Principal Distribution Amount paid                                   --
                                                                                  ---------------
       Class A-4 Note Principal Balance after distribution on Payment Date          38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                          55,423.31
     Adjusted Principal Distribution Sharing Ratio                                          2.041%
                                                                                  ---------------
     Additional Principal Distribution to Class B-1                                      1,131.09

     Class B-1 Note Principal Balance after payment above                            2,977,497.35
     Class B-1 additional Principal Distribution paid                                    1,131.09
                                                                                  ---------------
       Class B-1 Note Principal Balance after distribution on Payment Date           2,976,366.27

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 1999


CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                     55,423.31
     Adjusted Principal Distribution Sharing Ratio                                     2.041%
                                                                               -------------
     Additional Principal Distribution to Class B-2                                 1,131.09

     Class B-2 Note Principal Balance after payment above                       2,977,497.35
     Class B-2 additional Principal Distribution paid                               1,131.09
                                                                               -------------
       Class B-2 Note Principal Balance after distribution on Payment Date      2,976,366.27

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
     Remaining Available Funds to Note Holders                                     55,423.31
     Adjusted Principal Distribution Sharing Ratio                                     2.041%
                                                                               -------------
     Additional Principal Distribution to Class B-3                                 1,131.09

     Class B-3 Note Principal Balance after payment above                       2,977,497.35
     Class B-3 additional Principal Distribution paid                               1,131.09
                                                                               -------------
       Class B-3 Note Principal Balance after distribution on Payment Date      2,976,366.27

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 1999

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                  154,494,660.83
      ADCPB, end of Collection Period                                        149,600,890.52
                                                                             --------------
        Base Principal Amount                                                  4,893,770.31

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period          2,093,866.92
      Servicing Advances collected during the current Collection Period        1,486,057.23
                                                                             --------------
        Unreimbursed Servicing Advances as of current Determination Date         607,809.69


CALCULATION OF INTEREST DUE

                    Beginning                            Current                        Total
                    Principal           Interest         Interest       Overdue       Interest
   Class             Balance              Rate             Due          Interest         Due
------------     ---------------      ------------      ----------     ----------     ----------
Class A-1                     --            5.7325%             --             --             --
Class A-2          51,702,146.79            6.3500%     273,590.53             --     273,590.53
Class A-3          51,527,000.00            6.3500%     272,663.71             --     272,663.71
Class A-4          38,238,000.00            6.3500%     202,342.75             --     202,342.75
Class B-1           3,075,372.76            6.8850%      17,644.95             --      17,644.95
Class B-2           3,075,372.76            6.4500%      16,530.13             --      16,530.13
Class B-3           3,075,372.76            7.0000%      17,939.67             --      17,939.67
                 ---------------                       -----------     ----------     ----------
                  150,693,265.07            6.3762%     800,711.74             --     800,711.74



CALCULATION OF PRINCIPAL DUE

                     Base              Base                    Total
                   Principal         Principal    Overdue    Principal
    Class         Amount Pct.         Amount     Principal      Due
------------     ------------      ------------  --------  ------------
Class A                  92.0%     4,502,268.69        --  4,502,268.69
Class B-1                 2.0%        97,875.41        --     97,875.41
Class B-2                 2.0%        97,875.41        --     97,875.41
Class B-3                 2.0%        97,875.41        --     97,875.41
                                   ------------  --------  ------------
                                   4,795,894.90        --  4,795,894.90



CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                      154,494,660.83
      Servicer Fee Rate                                                                    0.500%
      One-twelfth                                                                           1/12
                                                                                  --------------
      Servicer Fee due current period                                                  64,372.78
      Prior Servicer Fee arrearage                                                            --
                                                                                  --------------
      Servicer Fee due                                                                 64,372.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 1999



CALCULATION OF BACK-UP SERVICER FEE
      ADCPB as of the prior Calculation Date                                               154,494,660.83
      Back-up Servicer Fee Rate                                                                     0.020%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Back-up Servicer Fee due Current Period                                                    2,574.91
      less overpayment from prior period                                                               --
      Prior Back-up Servicer Fee Arrearage                                                             --
                                                                                          ---------------
      Back-up Servicer Fee due                                                                   2,574.91

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period           141,467,146.79
      Premium Rate                                                                                  0.140%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Premium Amount due Current Period                                                         16,504.50
      Prior Premium Amount arrearage                                                                   --
                                                                                          ---------------
        Total Premium Amount due                                                                16,504.50

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     291.67
      Prior Indenture Trustee Fee arrearage                                                            --
                                                                                          ---------------
      Total Indenture Trustee Fee due                                                              291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)        3,075,372.76
      Letter of Credit Bank Fee Rate                                                                 0.55%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Letter of Credit Bank Fee due Current Period                                               1,409.55
      Letter of Credit Bank Fee arrearage                                                              --
                                                                                          ---------------
        Total Letter of Credit Bank Fee arrearage due                                            1,409.55

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due current period                                         --
      Prior Letter of Credit Reimbursement Amount arrearage                                            --
                                                                                          ---------------
        Total Letter of Credit Reimbursement Amount due                                                --

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                   --
      Prior Indenture Trustee Expenses arrearage                                                       --
                                                                                          ---------------
      Total Indenture Trustee Expenses due                                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 1999

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due current period                    --
      Prior Additional Letter of Credit Reimbursement Amount arrearage                       --
                                                                                 --------------
        Total Additional Letter of Credit Reimbursement Amount due                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                  --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                 --
                                                                                 --------------
      Total Other Amounts Due Servicer under Servicing Agreement                             --

FLOOR CALCULATION
      Initial ADCPB                                                              226,351,292.85
      Floor percent                                                                        2.00%
                                                                                 --------------
      Floor                                                                        4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                 149,600,890.52

      Aggregate Note Balances prior to any payment on current Payment Date       150,693,265.07
      Payments on payment date prior to application of Floor Amount, if any
        Class A                                                                    4,502,268.69
        Class B-1                                                                     97,875.41
        Class B-2                                                                     97,875.41
        Class B-3                                                                     97,875.41
                                                                                 --------------
          Total Base Principal Amount distributions on current payment date        4,795,894.90
                                                                                 --------------
      Aggregate Note Balance after payment of Base Principal Amount              145,897,370.17
                                                                                 --------------
      Excess of ADCPB over Ending Note Balances                                    3,703,520.36

      Difference between excess and floor                                            823,505.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 1999





RESTRICTING EVENT DETERMINATION:

                                                                                                       Yes/No
                                                                                                       ------
     A) Event of Servicer Termination (Yes/No)                                                           No
     B) Note Insuer has Made a Payment (Yes/No)                                                          No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                     No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                  No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                       Yes/No
                                                                                                       ------

A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                           No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


       Section                             Event                                                       Yes/No
       -------                             -----                                                       ------
     6.01(i)     Failure to make payment required                                                        No
     6.01(ii)    Failure to submit Monthly Statement                                                     No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                     No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                           No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                      No
     6.01(vi)    Order of judgement in excess of $500,000                                                No
     6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed,                          No
                 withdrawn or dismissed within 60 days
     6.01(viii)  Assignment by Servicer to a delegate its rights under Servicing                         No
                 Agreement
     6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement                          No
                 has occurred.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JANUARY 1, 1999




Gross Charge Event Calculation:

                                                            Result
                                                            ------
Gross Charge Off Ratio Current Period                         0.47%
Gross Charge Off Ratio Prior Period                           1.77%
Gross Charge Off Ratio Second Prior Period                    2.17%
                                                            ------
Average of Gross Charge Off Ratio for Three Periods           1.47%
Maximum Allowed                                               2.50%

    Gross Charge Off Ratio:


                               ADCPB of                                                     Gross Charge Off Ratio
                            All Defaulted       Less                                             Charge Offs/
                              Contracts      Recoveries    Charge Offs         ADCPB                ADCPB
                              ----------     ----------    -----------     --------------           -----
Current Period                221,208.62     163,211.23      57,997.39     149,600,890.52           0.47%
Prior Period                  314,615.35      86,832.84     227,782.51     154,494,660.83           1.77%
Second Prior Period           452,114.96     165,130.20     286,984.76     158,956,210.39           2.17%


Delinquency Event Calculation:

                                                           Results
                                                           -------
Delinquency Trigger Ratio Current Period                      3.11%
Delinquency Trigger Ratio Prior Period                        3.24%
Delinquency Trigger Ratio Second Prior Period                 2.74%
                                                           -------
Average of Delinquency Trigger Ratios                         3.03%
Maximum Allowed                                               7.50%

Delinquency Trigger Ratio:


                                A                     B                   A/B
                        ------------------      ---------------   -------------------
                             ADCPB of              ADCPB of
                        Contract > 30 Days       All Contracts    Delinquency Trigger
                             Past Due           As of Month-End          Ratio:
                        ------------------      ---------------   -------------------
Current Period             4,655,570.87          149,600,890.52          3.11%
Prior Period               5,009,334.66          154,494,660.83          3.24%
Second Prior Period        4,358,055.12          158,956,210.39          2.74%